UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2025 (January 27, 2025)

CLEANCORE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-42033	88-4042082
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5920 S. 118th Circle, Omaha, NE	68137
(Address of principal executive offices)	(Zip Code)

(877) 860-3030
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.0001 per share	ZONE	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Notice of Entry into a Material Definitive Agreement.

As previously disclosed, on December 24, 2024, CleanCore Solutions Inc. (the “Company”) issued a 20% original issue discount promissory note in the principal amount of $415,241.25 to Clayton Adams, the Company’s Chief Executive Officer (the “OID Note”).

On January 27, 2025, Mr. Adams entered into a note sale assignment and cancellation agreement (the “Assignment Agreement”) with Travis Buchanan, the Company’s President. Pursuant to the Assignment Agreement, Mr. Adams sold and assigned $125,000 of the OID Note to Mr. Buchanan for a purchase price of $100,000. Following such assignment, the Company issued a 20% original issue discount promissory note in the principal amount of $125,000 to Mr. Buchanan and a 20% original issue discount promissory note in the principal amount of $290,241.25 to Mr. Adams (collectively, the “New OID Notes”). The New OID Notes are due and payable on June 30, 2025 and accrue interest at a rate of 8% per annum; provided that upon an event of default (as defined in the New OID Notes), such interest rate shall increase to 15% per annum. The New OID Notes may be prepaid at any time without premium or penalty, are unsecured, and contain customary events of default for loans of this type.

The foregoing summary of the terms and conditions of the Assignment Agreement and the OID Notes does not purport to be complete and is qualified in its entirety by reference to the full text of those documents attached hereto as exhibits, which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	20% Original Issue Discount Promissory Note issued by CleanCore Solutions, Inc. to Clayton Adams on December 24, 2024 (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed on December 31, 2024)
10.2	Note Sale Assignment and Cancellation Agreement, dated January 27, 2025, among Clayton Adams, Travis Buchanan and CleanCore Solutions, Inc.
10.3	20% Original Issue Discount Promissory Note issued by CleanCore Solutions, Inc. to Clayton Adams on January 27, 2025
10.4	20% Original Issue Discount Promissory Note issued by CleanCore Solutions, Inc. to Travis Buchanan on January 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2025	CLEANCORE SOLUTIONS, INC.

/s/ Clayton Adams
Name: Clayton Adams
Title: Chief Executive Officer

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